UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2015

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Plan Amendment

On May 21, 2015, AMAG Pharmaceuticals, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”).  At the 2015 Annual Meeting, the Company’s stockholders approved the First Amendment (the “Plan Amendment”) to the AMAG Pharmaceuticals, Inc. Third Amended and Restated 2007 Equity Incentive (the “Plan”) to, among other things, increase the number of shares of common stock available for issuance thereunder by 1,700,000 shares. The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the Plan and the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2015 Annual Meeting filed with the Securities and Exchange Commission on April 16, 2015 (the “Proxy Statement”) under the caption “Proposal 3: Approval of the First Amendment to the AMAG Pharmaceuticals, Inc. Third Amended and Restated 2007 Equity Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the Plan, a copy of which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 19, 2013 and (ii) the full text of the Plan Amendment, a copy of which is attached as Appendix B to the Proxy Statement, and in each case, incorporated herein by reference.

Employee Stock Purchase Plan

On May 21, 2015, at the 2015 Annual Meeting, the Company’s stockholders approved the adoption of the AMAG Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”) and the reservation of 200,000 shares of common stock available for issuance thereunder.

The ESPP previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the ESPP is set forth in the Proxy Statement under the caption “Proposal 4: Approval of the AMAG Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.” That summary and the foregoing description are each qualified in its entirety by reference to the text of the ESPP, which is attached as Appendix C to the Proxy Statement and  which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2015, at the 2015 Annual Meeting, the Company’s stockholders approved a Certificate of Amendment (the “Certificate”) to the Company’s Restated Certificate of Incorporation. The Certificate provides for an increase in the number of authorized shares of the Company’s common stock, par value $0.01 per share, from 58,750,000 to 117,500,000 and was filed with the Secretary of State of the State of Delaware and became effective following the 2015 Annual Meeting on May 21, 2015.

The foregoing description of the Certificate is qualified in its entirety by reference to the copy of the Certificate filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As disclosed above, on May 21, 2015, the Company held its 2015 Annual Meeting. As of March 27,

2015, the record date for the 2015 Annual Meeting, 30,529,340 shares of the Company’s common stock were issued and outstanding, of which 27,783,617 shares were represented, in person or by proxy, at the 2015 Annual Meeting, constituting a quorum. The following proposals, which are described in detail in the Proxy Statement, were voted upon and approved at the 2015 Annual Meeting:

1.              To elect the following persons as directors to serve until the next Annual Meeting and until their successors have been elected and qualified based upon the following votes:

	Votes For	Withheld	Abstentions	Broker Non-Votes
William K. Heiden	24,685,765	37,428	0	3,060,424
Barbara Deptula	24,645,977	77,216	0	3,060,424
John A. Fallon, M.D.	24,685,786	37,407	0	3,060,424
Robert J. Perez	24,671,652	51,541	0	3,060,424
Lesley Russell, MB.Ch.B., MRCP	24,468,506	254,687	0	3,060,424
Gino Santini	24,469,797	253,396	0	3,060,424
Davey S. Scoon	24,365,852	357,341	0	3,060,424
James R. Sulat	24,637,425	85,768	0	3,060,424

2.                    To approve an amendment to the Company’s Certificate of Incorporation, as amended and restated and currently in effect, to increase the number of authorized shares of the Company’s common stock from 58,750,000 shares to 117,500,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,900,570	568,178	314,869	0

3.                    To approve the First Amendment to the AMAG Pharmaceuticals, Inc. Third Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder by 1,700,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,132,969	6,364,292	225,932	3,060,424

4.                    To approve the adoption of the AMAG Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan and the reservation of 200,000 shares of common stock available for issuance thereunder.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,645,660	67,368	10,165	3,060,424

5.              To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,477,186	234,300	11,707	3,060,424

6.              To ratify the amendment to the Company’s Rights Agreement, dated as of September 4, 2009, as amended, to help preserve the value of the Company’s net operating loss carryforwards and certain other deferred tax assets.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,266,891	1,439,615	16,687	3,060,424

7.              To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,640,044	133,530	10,043	0

Item 8.01 Other Events.

On May 28, 2015, the Company announced that it has received a complete response letter from the U.S. Food and Drug Administration (the “FDA”) regarding its manufacturing supplement seeking approval for a single-dose vial of Makena® (hydroxyprogesterone caproate injection). A complete response letter is a communication from the FDA that informs companies that an application cannot be approved in its present form. In the letter, the FDA requested additional information related to manufacturing procedures for the single-dose vial at the Company’s third-party manufacturer, Coldstream Laboratories, Inc. The Company remains committed to commercializing a single-dose vial of Makena and plans to work with the FDA on a timely response.

Makena, the only FDA-approved treatment indicated to reduce the risk of preterm birth in women who are pregnant with one baby and who have spontaneously delivered one preterm baby in the past, is currently marketed in a multi-dose vial, containing five weekly injections. The FDA’s letter has no impact on the currently marketed version of the product. The Company continues to plan for a commercial launch of the single-dose vial now in the fourth quarter of 2015.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of AMAG Pharmaceuticals, Inc. as filed on May 21, 2015 with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Scott B. Townsend
Scott B. Townsend
General Counsel and Senior Vice President of Legal Affairs

Date: May 28, 2015

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of AMAG Pharmaceuticals, Inc. as filed on May 21, 2015 with the Delaware Secretary of State.